UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2023

Tilray Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38594	82-4310622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Talbot Street West,
Leamington, ON	N8H 5L4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 845-7291

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TLRY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On September 29, 2023, Tilray Brands, Inc., a Delaware corporation (“Tilray”), entered into a Share Purchase Agreement (the “Agreement”) with MediPharm Labs Inc. (“MediPharm”), an Ontario corporation, pursuant to which, among other things, Tilray acquired from MediPharm all of the issued and outstanding shares of 1000652011 Ontario Inc., an Ontario corporation (the “Purchased Shares”). As consideration for the Purchased Shares, Tilray issued 1,371,157 shares of its common stock (the “MediPharm Shares”) to MediPharm. An additional 1,378,843 shares of common stock may be issuable to MediPharm to the extent the VWAP of Tilray’s common stock for the five trading days ending on October 9, 2023 declines below $2.3958.

The MediPharm Shares were issued in reliance on the exemption provided by Regulation S (“Regulation S”) of the Securities Act which permits offers or sales of securities by the Company outside of the United States that are not made to “U.S. Persons” or for the account or benefit of a “U.S. Person”, as that term is defined in Rule 902 of Regulation S.

On October 2, 2023, Tilray issued 1,032,616 shares of its common stock (the “HTI Shares”) to HT Investments MA LLC (“HTI”) pursuant to the terms of a $50.0 million convertible promissory note issued to HTI on July 12, 2022.

The HTI Shares were issued in reliance on the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended, as securities exchanged by the Company with existing security holders where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

No underwriter participated in the offer and sale of the Consideration Shares, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description
5.1	Opinion of DLA Piper LLP (US)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILRAY, INC.

Dated: October 4, 2023	By:	/s/ Mitchell Gendel
Mitchell Gendel
Global General Counsel